UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 03/31/2019

Item 1 –	Report to Stockholders

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Capital Appreciation Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2019	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund outperformed its benchmark, the Russell 1000® Growth Index. The Fund also outperformed the broad-market S&P 500® Index, except for the Fund’s Investor C Shares, which underperformed. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, the largest positive contributor to relative performance was stock selection in the information technology (“IT”) sector. Most notably, positioning in both the technology hardware and software segments generated positive results. Stock selection in the industrials sector added to relative performance as well, with positive contributions led by positioning in industrial conglomerates. Finally, stock selection in the health care sector contributed to relative return, with positioning among medical device companies and an underweight to biotechnology most beneficial.

The largest detractor from performance was stock selection in the consumer staples sector, with weakness driven by positioning in beverage companies. Stock selection in the communication services sector, specifically positioning in the entertainment industry, weighed on relative performance as well. Overweight exposure to the consumer discretionary sector also detracted from relative results over the period.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s allocation to the IT and health care sectors increased modestly, while weightings to consumer discretionary and communication services declined.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight stance relative to the Russell 1000® Growth Index was to the health care sector, followed by consumer discretionary and materials. Consumer staples was the largest sector underweight, followed by industrials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Amazon.com, Inc.	9%
Visa, Inc., Class A	5
Microsoft Corp.	5
Mastercard, Inc., Class A	4
Alphabet, Inc., Class A	3
Netflix, Inc.	3
UnitedHealth Group, Inc.	3
salesforce.com, Inc.	3
Tencent Holdings Ltd.	3
CoStar Group, Inc.	3

SECTOR ALLOCATION

Sector	Percent of Net Assets

Information Technology	32%
Health Care	17
Consumer Discretionary	16
Communication Services	13
Industrials	11
Financials	4
Materials	3
Consumer Staples	2
Real Estate	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BlackRock Capital Appreciation Fund, Inc.

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.37)%	12.90%	N/A	13.58%	N/A	15.75%	N/A
Investor A	(1.53)	12.55	6.64%	13.26	12.04%	15.42	14.80%
Investor C	(1.88)	11.70	10.75	12.36	12.36	14.51	14.51
Class K	(1.33)	13.00	N/A	13.71	N/A	15.88	N/A
Class R	(1.62)	12.28	N/A	12.97	N/A	15.09	N/A
Russell 1000® Growth Index(c)	(2.34)	12.75	N/A	13.50	N/A	17.52	N/A
S&P 500® Index(d)	(1.72)	9.50	N/A	10.91	N/A	15.92	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long term.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$986.30	$3.66	$1,000.00	$1,020.97	$3.73	0.75%
Investor A	1,000.00	984.70	4.99	1,000.00	1,019.63	5.07	1.02
Investor C	1,000.00	981.20	8.85	1,000.00	1,015.73	9.00	1.81
Class K	1,000.00	986.70	3.17	1,000.00	1,021.46	3.23	0.65
Class R	1,000.00	983.80	6.34	1,000.00	1,018.27	6.45	1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 28, 2010 is that of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM (the “Predecessor Fund”). Institutional Shares performance shown prior to the Institutional Shares inception date of June 28, 2010 is that of the Institutional Shares of the Predecessor Fund and was restated to reflect Institutional Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of June 28, 2010 is that of the Investor A Shares of the Predecessor Fund, with no adjustments.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor C Shares performance shown prior to the Investor C Shares inception date of June 28, 2010 is that of the Investor C Shares of the Predecessor Fund, with no adjustments. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the Class R Shares inception date of June 28, 2010 is that of the Institutional Shares of the Predecessor Fund (which have no distribution or service fees) and was restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assumes reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) March 31, 2019	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.1%

Aerospace & Defense — 2.2%
Boeing Co.	177,917	$67,861,102

Automobiles — 0.8%
Tesla, Inc. (a)(b)	85,214	23,847,990

Banks — 0.4%
First Republic Bank	116,958	11,749,601

Beverages — 2.5%
Constellation Brands, Inc., Class A	444,200	77,881,586

Biotechnology — 1.2%
Vertex Pharmaceuticals, Inc. (a)	206,075	37,907,496

Capital Markets — 3.5%
CME Group, Inc.	285,310	46,956,320
S&P Global, Inc.	295,083	62,129,726

		109,086,046

Chemicals — 1.6%
Linde PLC	26,468	4,656,515
Sherwin-Williams Co.	102,003	43,933,712

		48,590,227

Construction Materials — 1.3%
Vulcan Materials Co.	325,112	38,493,261

Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. (a)	213,739	18,638,041

Entertainment — 4.6%
Electronic Arts, Inc. (a)	461,596	46,912,001
Netflix, Inc. (a)	266,936	95,178,700

		142,090,701

Equity Real Estate Investment Trusts (REITs) — 1.7%
SBA Communications Corp. (a)	267,708	53,450,579

Health Care Equipment & Supplies — 7.4%
Align Technology, Inc. (a)	236,115	67,134,578
Becton Dickinson and Co.	206,156	51,483,338
Boston Scientific Corp. (a)	1,539,171	59,073,383
Intuitive Surgical, Inc. (a)	90,422	51,592,985

		229,284,284

Health Care Providers & Services — 4.3%
Centene Corp. (a)	776,912	41,254,027
UnitedHealth Group, Inc.	373,374	92,320,455

		133,574,482

Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.	153,685	39,666,099

Industrial Conglomerates — 2.4%
Honeywell International, Inc.	189,864	30,173,187
Roper Technologies, Inc.	123,584	42,262,020

		72,435,207

Interactive Media & Services — 8.3%
Alphabet, Inc., Class A (a)	83,547	98,325,629
Facebook, Inc., Class A (a)	211,729	35,293,107
IAC/InterActiveCorp. (a)	188,631	39,633,259
Tencent Holdings Ltd.	1,822,500	83,812,761

		257,064,756

Internet & Direct Marketing Retail — 12.5%
Alibaba Group Holding Ltd. — ADR (a)	148,668	27,124,477
Amazon.com, Inc. (a)	155,733	277,321,540
Booking Holdings, Inc. (a)	9,616	16,779,055
MercadoLibre, Inc. (a)	125,792	63,868,372

		385,093,444

IT Services — 10.7%
Mastercard, Inc., Class A	535,966	126,193,195

Security	Shares	Value
IT Services (continued)
PayPal Holdings, Inc. (a)	538,918	$55,961,245
Visa, Inc., Class A	937,873	146,486,384

		328,640,824

Life Sciences Tools & Services — 2.1%
Illumina, Inc. (a)	148,679	46,193,079
IQVIA Holdings, Inc. (a)	128,064	18,422,006

		64,615,085

Machinery — 1.2%
Xylem, Inc.	448,507	35,449,993

Pharmaceuticals — 1.8%
Novartis AG — ADR	288,701	27,755,714
Zoetis, Inc.	289,541	29,148,092

		56,903,806

Professional Services — 3.4%
CoStar Group, Inc. (a)	173,540	80,942,527
TransUnion	350,407	23,421,204

		104,363,731

Road & Rail — 1.7%
Union Pacific Corp.	307,584	51,428,045

Semiconductors & Semiconductor Equipment — 3.6%
ASML Holding NV, Registered Shares	309,506	58,202,603
NVIDIA Corp.	133,102	23,899,795
Xilinx, Inc.	232,167	29,436,454

		111,538,852

Software — 16.4%
Adobe, Inc. (a)	289,325	77,102,219
Autodesk, Inc. (a)	252,701	39,375,870
Intuit, Inc.	307,944	80,499,641
Microsoft Corp.	1,191,762	140,556,410
PTC, Inc. (a)	165,096	15,218,549
salesforce.com, Inc. (a)	580,640	91,955,957
ServiceNow, Inc. (a)(b)	254,734	62,789,384

		507,498,030

Specialty Retail — 0.5%
Burlington Stores, Inc. (a)	99,987	15,665,963

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	402,803	33,920,041

Total Common Stocks — 99.1% (Cost: $1,862,167,664)		3,056,739,272

Preferred Stocks — 1.0%

Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $31,222,542) (a)(c)(d)	5,093,400	32,343,090

Total Preferred Stocks — 1.0% (Cost: $31,222,542)		32,343,090

Total Long-Term Investments — 100.1% (Cost: $1,893,390,206)		3,089,082,362

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.37% (e)(g)	9,964,523	$9,964,523
SL Liquidity Series, LLC, Money Market Series, 2.67% (e)(f)(g)	66,210,239	66,223,481

Total Short-Term Securities — 2.5% (Cost: $76,192,654)		76,188,004

Total Investments — 102.6% (Cost: $1,969,582,860)		3,165,270,366
Liabilities in Excess of Other Assets — (2.6)%		(79,311,274)

Net Assets — 100.0%		$3,085,959,092

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $32,343,090, representing 1.0% of its net assets as of period end, and an original cost of $31,222,542.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	27,971,444	(18,006,921)	9,964,523	$9,964,523	$321,229		$—	$—
SL Liquidity Series, LLC, Money Market Series	22,034,147	44,176,092	66,210,239	66,223,481	37,536	(b)	12,280	(8,532)

				$76,188,004	$358,765		$12,280	$(8,532)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$67,861,102	$—	$—	$67,861,102
Automobiles	23,847,990	—	—	23,847,990
Banks	11,749,601	—	—	11,749,601
Beverages	77,881,586	—	—	77,881,586
Biotechnology	37,907,496	—	—	37,907,496
Capital Markets	109,086,046	—	—	109,086,046
Chemicals	48,590,227	—	—	48,590,227
Construction Materials	38,493,261	—	—	38,493,261
Electronic Equipment, Instruments & Components	18,638,041	—	—	18,638,041
Entertainment	142,090,701	—	—	142,090,701
Equity Real Estate Investment Trusts (REITs)	53,450,579	—	—	53,450,579
Health Care Equipment & Supplies	229,284,284	—	—	229,284,284
Health Care Providers & Services	133,574,482	—	—	133,574,482
Hotels, Restaurants & Leisure	39,666,099	—	—	39,666,099
Industrial Conglomerates	72,435,207	—	—	72,435,207
Interactive Media & Services	173,251,995	83,812,761	—	257,064,756
Internet & Direct Marketing Retail	385,093,444	—	—	385,093,444
IT Services	328,640,824	—	—	328,640,824

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Capital Appreciation Fund, Inc.

	Level 1	Level 2	Level 3	Total

Life Sciences Tools & Services	$64,615,085	$—	$—	$64,615,085
Machinery	35,449,993	—	—	35,449,993
Pharmaceuticals	56,903,806	—	—	56,903,806
Professional Services	104,363,731	—	—	104,363,731
Road & Rail	51,428,045	—	—	51,428,045
Semiconductors & Semiconductor Equipment	111,538,852	—	—	111,538,852
Software	507,498,030	—	—	507,498,030
Specialty Retail	15,665,963	—	—	15,665,963
Textiles, Apparel & Luxury Goods	33,920,041	—	—	33,920,041
Preferred Stocks:
Software	—	—	32,343,090	32,343,090
Short-Term Securities	9,964,523	—	—	9,964,523

Subtotal	$2,982,891,034	$83,812,761	$32,343,090	$3,099,046,885

Investments Valued at NAV(a)				66,223,481

Total Investments				$3,165,270,366

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks

Assets:
Opening Balance, as of September 30, 2018	$29,541,720
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	2,801,370
Purchases	—
Sales	—

Closing Balance, as of March 31, 2019	$32,343,090

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019(b)	$2,801,370

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized

Assets:
Preferred Stocks	$32,343,090	Market	Revenue Multiple(a)	16.75x

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities  (unaudited)

March 31, 2019

BlackRock Capital Appreciation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $65,594,517) (cost — $1,893,390,206)	$3,089,082,362
Investments at value — affiliated (cost — $76,192,654)	76,188,004
Receivables:
Investments sold	36,115,457
Securities lending income — affiliated	8,888
Capital shares sold	1,160,431
Dividends — affiliated	13,883
Dividends — unaffiliated	378,574
Prepaid expenses	95,060

Total assets	3,203,042,659

LIABILITIES
Cash collateral on securities loaned at value	66,225,619
Payables:
Investments purchased	39,656,366
Board realignment and consolidation	39,885
Capital shares redeemed	7,993,697
Investment advisory fees	1,500,650
Directors’ and Officer’s fees	15,705
Other accrued expenses	1,063,858
Other affiliates	64,128
Service and distribution fees	523,659

Total liabilities	117,083,567

NET ASSETS	$3,085,959,092

NET ASSETS CONSIST OF
Paid-in capital	$1,756,979,715
Accumulated earnings	1,328,979,377

NET ASSETS	$3,085,959,092

NET ASSET VALUE
Institutional — Based on net assets of $554,206,710 and 18,738,365 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$29.58

Investor A — Based on net assets of $1,692,201,638 and 62,297,202 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$27.16

Investor C — Based on net assets of $201,566,399 and 10,444,713 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$19.30

Class K — Based on net assets of $571,559,597 and 19,211,720 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$29.75

Class R — Based on net assets of $66,424,748 and 3,017,249 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$22.02

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations  (unaudited)

Six Months Ended March 31, 2019

BlackRock Capital Appreciation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$9,163,606
Dividends — affiliated	321,229
Securities lending income — affiliated — net	37,536
Foreign taxes withheld	(505,813)

Total investment income	9,016,558

EXPENSES
Investment advisory	8,981,617
Service and distribution — class specific	3,156,599
Transfer agent — class specific	1,465,747
Accounting services	98,686
Professional	62,220
Registration	58,441
Board realignment and consolidation	37,550
Printing	35,596
Directors and Officer	24,744
Custodian	22,925
Miscellaneous	26,808

Total expenses	13,970,933
Less:
Fees waived and/or reimbursed by the Manager	(10,335)

Total expenses after fees waived and/or reimbursed	13,960,598

Net investment loss	(4,944,040)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	200,800,847
Investments — affiliated	12,280
Foreign currency transactions	(460)

200,812,667

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(253,938,776)
Investments — affiliated	(8,532)

(253,947,308)

Realized and unrealized loss	(53,134,641)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(58,078,681)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Fund, Inc.
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(4,944,040)	$(7,384,816)
Net realized gain	200,812,667	322,210,818
Net change in unrealized appreciation (depreciation)	(253,947,308)	487,261,486

Net increase (decrease) in net assets resulting from operations	(58,078,681)	802,087,488

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(58,635,861)	(56,851,428)
Investor A	(188,919,842)	(179,094,120)
Investor B	—	(28,097)
Investor C	(30,929,486)	(37,490,484)
Class K	(59,344,335)	(48,921,603)
Class R	(9,911,308)	(10,226,261)

Decrease in net assets resulting from distributions to shareholders	(347,740,832)	(332,611,993)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	211,415,766	(83,456,563)

NET ASSETS(a)
Total increase (decrease) in net assets	(194,403,747)	386,018,932
Beginning of period	3,280,362,839	2,894,343,907

End of period	$3,085,959,092	$3,280,362,839

(a)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.

	Institutional

	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$33.72		$29.08		$25.17		$24.97	$29.34	$29.39

Net investment income (loss)(a)	(0.02)		0.00	(b)(c)	0.01	(d)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(0.74)		7.97		4.78		2.81	1.31	4.23

Net increase (decrease) from investment operations	(0.76)		7.97		4.79		2.78	1.27	4.21

Distributions from net realized gain(e)	(3.38)		(3.33)		(0.88)		(2.58)	(5.64)	(4.26)

Net asset value, end of period	$29.58		$33.72		$29.08		$25.17	$24.97	$29.34

Total Return(f)
Based on net asset value	(1.37	)%(g)	30.19%		19.89%		11.41%	4.61%	15.60%

Ratios to Average Net Assets
Total expenses	0.75	%(h)	0.76%		0.81%		0.77%	0.79%	0.79%

Total expenses after fees waived and/or reimbursed	0.75	%(h)	0.76%		0.81%		0.77%	0.79%	0.79%

Net investment income (loss)	(0.12	)%(h)	0.01	%(c)	0.05	%(d)	(0.11)%	(0.16)%	(0.06)%

Supplemental Data
Net assets, end of period (000)	$554,207		$600,032		$508,965		$524,492	$638,860	$878,301

Portfolio turnover rate	30%		42%		62%		78%	77%	100%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor A

	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$31.25		$27.16		$23.63		$23.66	$28.08	$28.31

Net investment loss(a)	(0.05)		(0.08	)(b)	(0.06	)(c)	(0.10)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	(0.72)		7.41		4.47		2.65	1.26	4.06

Net increase (decrease) from investment operations	(0.77)		7.33		4.41		2.55	1.15	3.97

Distributions from net realized gain(d)	(3.32)		(3.24)		(0.88)		(2.58)	(5.57)	(4.20)

Net asset value, end of period	$27.16		$31.25		$27.16		$23.63	$23.66	$28.08

Total Return(e)
Based on net asset value	(1.53	)%(f)	29.85%		19.57%		11.04%	4.35%	15.29%

Ratios to Average Net Assets
Total expenses	1.02	%(g)	1.04%		1.08%		1.08%	1.07%	1.07%

Total expenses after fees waived and/or reimbursed	1.02	%(g)	1.04%		1.08%		1.08%	1.06%	1.07%

Net investment loss	(0.39	)%(g)	(0.28	)%(b)	(0.23	)%(c)	(0.42)%	(0.44)%	(0.33)%

Supplemental Data
Net assets, end of period (000)	$1,692,202		$1,751,581		$1,597,563		$1,521,267	$1,532,090	$1,729,475

Portfolio turnover rate	30%		42%		62%		78%	77%	100%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor C

	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$23.29		$20.88		$18.52		$19.19	$23.81	$24.64

Net investment loss(a)	(0.11)		(0.23	)(b)	(0.20	)(c)	(0.22)	(0.26)	(0.26)
Net realized and unrealized gain (loss)	(0.60)		5.56		3.44		2.13	1.06	3.49

Net increase (decrease) from investment operations	(0.71)		5.33		3.24		1.91	0.80	3.23

Distributions from net realized gain(d)	(3.28)		(2.92)		(0.88)		(2.58)	(5.42)	(4.06)

Net asset value, end of period	$19.30		$23.29		$20.88		$18.52	$19.19	$23.81

Total Return(e)
Based on net asset value	(1.88	)%(f)	28.77%		18.61%		10.19%	3.47%	14.39%

Ratios to Average Net Assets
Total expenses	1.81	%(g)	1.84%		1.89%		1.89%	1.86%	1.86%

Total expenses after fees waived and/or reimbursed	1.81	%(g)	1.84%		1.89%		1.89%	1.86%	1.86%

Net investment loss	(1.20	)%(g)	(1.09	)%(b)	(1.06	)%(c)	(1.23)%	(1.23)%	(1.12)%

Supplemental Data
Net assets, end of period (000)	$201,566		$276,097		$286,460		$515,154	$573,035	$634,176

Portfolio turnover rate	30%		42%		62%		78%	77%	100%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class K

	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016		2015	2014

Net asset value, beginning of period	$33.91		$29.24		$25.27		$25.04		$29.40	$29.44

Net investment income (loss)(a)	(0.00	)(b)	0.04	(c)	0.05	(d)	(0.00	)(b)	(0.01)	0.00 (e)
Net realized and unrealized gain (loss)	(0.75)		8.01		4.80		2.81		1.31	4.24

Net increase (decrease) from investment operations	(0.75)		8.05		4.85		2.81		1.30	4.24

Distributions from net realized gain(f)	(3.41)		(3.38)		(0.88)		(2.58)		(5.66)	(4.28)

Net asset value, end of period	$29.75		$33.91		$29.24		$25.27		$25.04	$29.40

Total Return(g)
Based on net asset value	(1.33	)%(h)	30.36%		20.05%		11.50%		4.74%	15.70%

Ratios to Average Net Assets
Total expenses	0.65	%(i)	0.65%		0.67%		0.67%		0.68%	0.76%

Total expenses after fees waived and/or reimbursed	0.65	%(i)	0.65%		0.67%		0.66%		0.67%	0.72%

Net investment income (loss)	(0.02	)%(i)	0.14	%(c)	0.18	%(d)	(0.00	)%(j)	(0.04)%	0.01%

Supplemental Data
Net assets, end of period (000)	$571,560		$568,169		$425,347		$411,146		$406,665	$395,387

Portfolio turnover rate	30%		42%		62%		78%		77%	100%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(e)	Amount is less than $0.005 per share.
(f)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(g)	Where applicable, assumes the reinvestment of distributions.
(h)	Aggregate total return.
(i)	Annualized.
(j)	Amount is greater than (0.005)%.

See notes to financial statements.

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class R

	Six Months Ended 03/31/19		Year Ended September 30,
	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$26.00		$23.12		$20.30		$20.71	$25.25	$25.86

Net investment loss(a)	(0.07)		(0.13	)(b)	(0.10	)(c)	(0.13)	(0.16)	(0.15)
Net realized and unrealized gain (loss)	(0.63)		6.19		3.80		2.30	1.13	3.68

Net increase (decrease) from investment operations	(0.70)		6.06		3.70		2.17	0.97	3.53

Distributions from net realized gain(d)	(3.28)		(3.18)		(0.88)		(2.58)	(5.51)	(4.14)

Net asset value, end of period	$22.02		$26.00		$23.12		$20.30	$20.71	$25.25

Total Return(e)
Based on net asset value	(1.62	)%(f)	29.49%		19.27%		10.75%	4.07%	14.96%

Ratios to Average Net Assets
Total expenses	1.30	%(g)	1.30%		1.35%		1.35%	1.32%	1.33%

Total expenses after fees waived and/or reimbursed	1.30	%(g)	1.30%		1.35%		1.34%	1.32%	1.33%

Net investment loss	(0.68	)%(g)	(0.54	)%(b)	(0.50	)%(c)	(0.69)%	(0.70)%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$66,425		$84,484		$75,765		$76,138	$72,727	$80,747

Portfolio turnover rate	30%		42%		62%		78%	77%	100%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (unaudited) (continued)

Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$50,914,461	$(50,914,461)	$—
Goldman Sachs & Co	14,680,056	(14,680,056)	—

	$65,594,517	$(65,594,517)	$—

(a)

Cash collateral with a value of $66,225,619 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.650%
$1 Billion — $1.5 Billion	0.625
$1.5 Billion — $5 Billion	0.600
$5 Billion — $7.5 Billion	0.575
Greater than $7.5 Billion	0.550

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R

Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$1,966,699	$1,017,354	$172,546	$3,156,599

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$116	$4	$2	$122

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total

$1,413	$37,729	$5,490	$1,541	$248	$46,421

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total

$266,921	$970,109	$171,495	$5,958	$51,264	$1,465,747

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $22,573.

For the six months ended March 31, 2019, affiliates received CDSCs in the amount of $7,539 and $2,570 for the Fund’s Investor A and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2019, the amount waived was $10,335.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Investor C	1.94%
Class K	0.72

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2029, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2019, the Fund paid BIM $12,190 for securities lending agent services.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term securities, were $887,847,548 and $1,011,967,254, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,974,456,517

Gross unrealized appreciation	$1,212,254,310
Gross unrealized depreciation	(21,440,461)

Net unrealized appreciation	$1,190,813,849

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Fund did not borrow under the credit agreement.

9. PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (unaudited) (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/19		Year Ended 09/30/18

	Shares	Amount	Shares	Amount

Institutional
Shares sold	2,283,160	$63,830,049	5,372,445	$165,250,448
Shares issued in reinvestment of distributions	1,769,755	48,137,428	1,735,248	47,025,143
Shares redeemed	(3,108,520)	(88,367,521)	(6,816,082)	(211,181,025)

Net increase	944,395	$23,599,956	291,611	$1,094,566

Investor A
Shares issued from conversion (a)	—	$—	8,681	$225,355
Shares sold and automatic conversion of shares	5,467,746	145,824,116	6,367,285	182,903,246
Shares issued in reinvestment of distributions	7,047,117	176,178,999	6,562,593	165,179,704
Shares redeemed	(6,272,111)	(163,329,931)	(15,703,204)	(446,903,082)

Net increase (decrease)	6,242,752	$158,673,184	(2,764,645)	$(98,594,777)

Investor B
Shares issued in reinvestment of distributions	—	$—	1,448	$26,949
Shares converted (a)	—	—	(11,780)	(225,355)
Shares redeemed and automatic conversion of shares	—	—	(1,582)	(32,554)

Net decrease	—	$—	(11,914)	$(230,960)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/19		Year Ended 09/30/18

	Shares	Amount	Shares	Amount

Investor C
Shares sold	1,162,194	$21,320,226	1,244,786	$26,837,670
Shares issued in reinvestment of distributions	1,644,479	29,270,524	1,868,840	35,302,291
Shares redeemed	(4,215,132)	(85,019,983)	(4,981,228)	(106,064,365)

Net decrease	(1,408,459)	$(34,429,233)	(1,867,602)	$(43,924,404)

Class K
Shares sold	1,841,643	$53,405,201	4,078,691	$121,142,041
Shares issued in reinvestment of distributions	2,131,249	58,289,666	1,728,795	47,075,104
Shares redeemed	(1,515,231)	(42,504,850)	(3,598,025)	(108,108,005)

Net increase	2,457,661	$69,190,017	2,209,461	$60,109,140

Class R
Shares sold	315,435	$6,875,635	603,233	$14,364,272
Shares issued in reinvestment of distributions	488,159	9,899,880	486,668	10,215,174
Shares redeemed	(1,035,737)	(22,393,673)	(1,117,727)	(26,489,574)

Net decrease	(232,143)	$(5,618,158)	(27,826)	$(1,910,128)

Total Net Increase (Decrease)	8,004,206	$211,415,766	(2,170,915)	$(83,456,563)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Share Class	Net Realized Gain

Institutional	$ 56,851,428
Investor A	179,094,120
Investor B	28,097
Investor C	37,490,484
Class K	48,921,603
Class R	10,226,261

Undistributed net investment income as of September 30, 2018 was $158,195.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Directors who took office on January 1, 2019. The newly elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Fund. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Capital Appreciation Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained

Bruce R. Bond	92,642,920	1,166,994	987,035
Susan J. Carter	92,874,316	972,060	950,573
Collette Chilton	92,730,573	1,085,021	981,355
Neil A. Cotty	92,608,335	1,153,240	1,035,374
Robert Fairbairn	92,807,468	1,052,537	936,944
Lena G. Goldberg	92,705,593	1,126,510	964,846
Robert M. Hernandez	92,471,239	1,365,816	959,894
Henry R. Keizer	92,691,693	1,116,176	989,080
Cynthia A. Montgomery	92,743,659	1,066,729	986,561
Donald C. Opatrny	92,549,887	1,191,243	1,055,819
John M. Perlowski	92,681,163	1,099,283	1,016,503
Joseph P. Platt	92,547,747	1,232,348	1,016,854
Mark Stalnecker	92,544,631	1,180,771	1,071,547
Kenneth L. Urish	92,626,676	1,161,771	1,008,502
Claire A. Walton	92,854,464	972,401	970,084

*	Denotes Fund-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

A D D I T I O N A L I N F O R M A T I O N	27

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-3/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not	Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 5, 2019

4